Exhibit 99.2

Copyright © Lantronix 2017. All rights reserved. Intrinsyc Acquisition P r esenta t ion November 2019 COMPANY CONFIDENTIAL. DO NOT DISTRIBUTE

Copyright © Lantronix 2017. All rights reserved. Forward - Looking Statements 2 This presentation contains forward - looking statements, including statements concerning our business and product development plans and strategies, the perceived benefits of our products, and our future growth and financial performance . Any statement relating to our plans, goals, expectations or any future event should be considered a forward - looking statement . While we have based our forward - looking statements on our current assumptions and expectations, forward - looking statements are not guarantees of future performance and are subject to substantial risks and uncertainties . As a result, our actual results could differ materially from those indicated in our forward - looking statements, and you should not rely on any of these forward - looking statements . Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward - looking statements include the risks and uncertainties described in “Risk Factors” in our Annual Report on Form 10 - K filed with the Securities and Exchange Commission, or SEC, as well as in our other filings with the SEC . In addition, new risks emerge from time - to - time and we cannot predict all future risks or assess the impact of all risks to our business . Our forward - looking statements are based on our view as of the date they are made . Except as required by law, we expressly disclaim any intent or obligation to update any forward - looking statements after the date hereof because of new information, future events or otherwise . This presentation references certain non - GAAP financial measures, including non - GAAP net income (loss) . A reconciliation of the non - GAAP financial measures to the corresponding GAAP financial measures, along with important information regarding our disclosure of the non - GAAP financials, is provided on the investor relations section of our website .

Cop yr i gh t © Lan tr on i x 2017 . A l l r i gh ts r e serve d . 3 OUR MISSION CREATING SECURE DATA ACCESS & MANAGEMENT SOLUTIONS FOR IoT Our mission is to be the leading supplier of IoT solutions that enable companies to dramatically simplify the creation, deployment, and management of IoT projects while providing secure access to data for applications and people.

Lantronix Secure Solutions for the Internet of Things • Global provider of secure data access and management solutions for IoT • Connectivity solutions that are easy to deploy and accelerate time to market • Growing Market with millions of devices connected worldwide • Strong Blue Chip customer base • Significant financial momentum and operating leverage IoT Market Growth Opportunity Strong Global Revenue Base Experienced Leadership Team COMPANY CONFIDENTIAL. DO NOT DISTRIBUTE Cop yr i gh t © Lan tr on i x 2017 . A l l r i gh ts r e serve d . 4 Growth and Improvement in Operating Model CONFIDENTIAL & PROPRIETARY

Copyright © Lantronix 2017. All rights reserved. 5 PROVEN LEADERSHIP TEAM Paul Pickle CEO Michael A. Fink VP, Operations Fathi Hakam VP, Engineering Jon Shipman VP, Strategy David Goren VP, Business Affairs, Legal & Human Resources Kevin Yoder VP, WW Sales & Marketing COMPANY CONFIDENTIAL. DO NOT DISTRIBUTE Jeremy Whitaker CFO

Copyright © Lantronix 2017. All rights reserved. OUR GROWTH STRATEGY Organic Growth through cloud based software solutions Organic Growth through innovation and leading - edge hardware products Targeted Ac q uisiti o ns Expand the Lantronix a ppli c a t ion capability CONFIDENTIAL & PROPRIETARY 6

Copyright © Lantronix 2017. All rights reserved. STRENGTHENING FINANCIALS * R e f e r t o A p p e n d i x A f o r r e c o n c i l i a t i o n o f N o n - G A A P f i n a n c i a l m e a s u r e s $ - $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 F Y15 F Y16 F Y17 F Y18 F Y19 L i qu i d i t y Working Capital Cas h $15,000 $10,000 $5,000 $ - $25,000 $20,000 $35,000 $ 3 0,000 $45,000 $40,000 $50,000 F Y19 Net Revenue by Product Line FY15 FY16 FY17 FY18 IoT ITM Other 0. 0% 1 0 .0% 2 0 .0% 3 0 .0% 4 0 .0% 5 0 .0% 6 0 .0% $(4,000) $(3,000) $(2,000) $(1,000) $ - $1,0 0 0 $2,0 0 0 $3,0 0 0 $4,0 0 0 $5,0 0 0 F Y15 F Y16 F Y17 F Y18 F Y19 Improving Margins and Profitability GAAP Income Non - GAAP Income GPM % 7

LANTRONIX

Acquires embedded high-end edge compute solutions provider to expand embedded hardware portfolio, software engineering, AI / Machine Learning, and rapid prototyping capabilities.

INTRINSYC®
EMBEDDED & IoT SOLUTIONS

- Strategically Compelling
- Expansion of Professional Services Capabilities
- Significant Value Creation
- Focused End Markets and Complimentary Customer Base

LANTRONIX
Copyright © Lantronix 2017. All rights reserved.
8

COMPANY CONFIDENTIAL. DO NOT DISTRIBUTE. Copyright © Lantronix 2017. All rights reserved. 9 FURTHER EXPANSION OF PRODUCT TECHNOLOGY MIX Based on Fiscal 2019 Revenues as Reported IoT Compute Solutions IoT 62% ITM 19% IoT M o b ility Other18% 1% IoT 43% I TM 13% IoT Mobility 12% O th e r 1% IoT Compute 31%

Copyright © Lantronix 2017. All rights reserved. KEY MARKET POSITIONING COMPANY CONFIDENTIAL. DO NOT DISTRIBUTE I o T INDUSTRIAL A U T O M A T I O N TRACKING & FLEET MGT ENERGY / UTILITIES HEALTHCARE EDGE COMPUTING & WEARABLES Compu t e S olutions CONFIDENTIAL & PROPRIETARY 10 1

Copyright © Lantronix 2017. All rights reserved. COMPANY CONFIDENTIAL. DO NOT DISTRIBUTE SIGNIFICANTLY EXPANDED IoT GROWTH OPPORTUNITY Million units (1) Significant growth expected to continue in overall IoT with embedded computing modules representing a US$2.7 billion total addressable market for IoT Computing Solutions by 2022 (1) (2) Source: Siemens Source: QYR Electronics Research Center CONFIDENTIAL & PROPRIETARY 1 11

Copyright © Lantronix 2017. All rights reserved. COMPANY CONFIDENTIAL. DO NOT DISTRIBUTE SIGNIFICANTLY DESIGN & DEVELOPMENT OPPORTUNITY Million units Compute Solutions has successfully delivered over 1,400 client projects and is North America’s product design and development leader for higher performance, intelligent connected products CONFIDENTIAL & PROPRIETARY 12 1

Copyright © Lantronix 2017. All rights reserved. COMPANY CONFIDENTIAL. DO NOT DISTRIBUTE SU MM A R Y ▪ Significantly expands Lantronix’s embedded compute hardware portfolio ▪ Expands dev ops capabilities ▪ Adds Qualcomm business partnership/relationship ▪ Significant cross sell opportunity into a complementary customer set ▪ Transaction expected to be accretive to non - GAAP earnings during first full quarter of contribution to operations ▪ Targeting >25% growth in Revenue from FY19 to FY20 * ▪ Targeting >35% growth in non - GAAP EPS from FY19 to FY20 * * Assumes Jan 2020 close 13

Copyright © Lantronix 2017. All rights reserved. Comprehend Control Conn e ct Compute Col le ct IoT TECHNOLOGY STACK Solution At its core, an IoT solution is the ability to intelligently comprehend and remotely control an object through its digital analogue. The IoT stack is a conceptual organization of functional building blocks (collect, connect, compute, comprehend, and control) used to build a solution; facilitated through hardware and software components. Control is the feedback loop which allows the end user to take an action against a real world object through its digital analogue. This could be in the form of unlocking a car door from a phone, rerouting a vehicle, knowing it is time to change the filter in the refrigerator and automatically ordering a new one, or predictive maintenance scheduling a service appointment before a component fails. Data is formatted and displayed as an understandable set of feedback to the end user. Comprehension describes an object and its state providing formatted information from which decisions can be made. Once data is collected, it needs to be analyzed. Data normalization and computational analysis are used to derive an answer or conclusion. Computation may happen on the edge device, or on a remote compute stack. As data is collected, it likely needs to be transmitted for storage and processing. Connectivity addresses the need to transmit and receive data, and facilitating upper stack building blocks. WiFi, LTE, ethernet, LPWAN, NB - IoT, and more are all technologies enabling the transmission of data addressing latency, power, throughput, and distance. To understand a complex problem, relevant data is a must. This puts data collection is at the core of IoT. Sensors of varying types, alone or in combination, allow for collection of specific data types from humidity, to location, to force exerted on an object.

Copyright © Lantronix 2017. All rights reserved. investors@lantronix.com COMPANY CONFIDENTIAL. DO NOT DISTRIBUTE 2 CONFIDENTIAL & PROPRIETARY